UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2010

NET TALK.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 NW 163rd Drive, Suite 3, N. Miami Beach, Florida 33169
(Address of principal executive offices) (Zip code)

(305) 621-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On our Form 10 Q at December 31, 2009, we reported that “we have succeeded in securing financing anticipated to close on or about February 17, 2010. The financing will provide working capital in the amount of  $5,000,000,”  Effective February 24, 2010 we did closed said transaction, as follows:

On February 24, 2010, we entered into a $5,000,000 security agreement with an accredited institutional investor. Pursuant to the agreement, we will issue Series A Convertible Preferred Stock and warrants exercisable for shares of our common stock, refer to Exhibit 10.1 herein attached for details.

In addition to the issuance of Series A Convertible Preferred Stock, the agreement provides for amending existing Debentures, as follows:

12% SENIOR SECURED CONVERTIBLE DEBENTURE DUE June 30, 2011

Original Issue Dates: September 10, 2008, September 10, 2008, January 30, 2009 and February 6, 2009 (as amended and restated February 24, 2010)

Original Conversion Price (subject to adjustment herein): $0.25

Principal amount $3,146,000, refer to Exhibit 10.2 herein attached for details.

The note amends, restates and replaces those certain senior secured convertible notes dated September 10, 2008, September 10, 2008, January 30, 2009 and February 6, 2009, in the principal amounts of $500,000, $1,000,000, $600,000, and $500,000, respectively, executed by Net Talk.com, Inc., and is an extension, continuation and renewal of the indebtedness represented by such notes. The indebtedness evidenced by such notes has not been paid or extinguished by this note, and this note does not constitute a novation of such indebtedness or notes.

12% SENIOR SECURED CONVERTIBLE DEBENTURE DUE July 20, 2011

Original Issue Date: July 20, 2009 (as amended and restated February 24, 2010)

Original Conversion Price (subject to adjustment herein): $0.25

Principal amount: $587,166, refer to Exhibit 10.3 herein attached for details.

The note amends, restates and replaces that certain senior secured convertible promissory note dated July 20, 2009, in the principal amount of $500,000, executed by Net Talk.com, Inc., and is an extension, continuation and renewal of the indebtedness represented by such note. The indebtedness evidenced by such note has not been paid or extinguished by this note, and this note does not constitute a novation of such indebtedness or note.

12% SENIOR SECURED CONVERTIBLE DEBENTURE DUE September 25, 2011

Original Issue Date: September 25, 2009 (as amended and restated February 24, 2010)

Original Conversion Price (subject to adjustment herein): $0.25

Principal amount: $1,265,607, refer to Exhibit 104 herein attached for details.

The note amends, restates and replaces that certain senior secured convertible promissory note dated September 25, 2009, in the principal amount of $1,100,000, executed by Net Talk.com, Inc., and is an extension, continuation and renewal of the indebtedness represented by such note.  The indebtedness evidenced by such note has not been paid or extinguished by this note, and this note does not constitute a novation of such indebtedness or note.

SERIES D COMMON STOCK PURCHASE WARRANT

Warrant No.: D – 1 to Purchase 6,000,000 Shares of Common Stock of NetTalk.com. Inc.

The SERIES D – 1 COMMON STOCK PURCHASE WARRANT certifies that, for value received, Vicis Capital Master Fund, is entitled to subscribe for and purchase from NetTalk.com, Inc., up to 6,000,000 shares (“Warrant Shares”) of Common Stock, par value $.001 per share, of the Company, refer to Exhibit 10.7 herein attached for details.

Warrant No.: D – 2 to Purchase 10,800,000 Shares of Common Stock of NetTalk.com. Inc.

The SERIES D - 2 COMMON STOCK PURCHASE WARRANT certifies that, for value received, Vicis Capital Master Fund, is entitled to subscribe for and purchase from Net Talk.com, Inc., up to 10,800,000 shares (“Warrant Shares”) of Common Stock, par value $.001 per share, of the Company, refer to Exhibit 10.8 herein attached for details.

The Company is relying on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for the issuance of these securities, which exemption the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the holders of the securities as "accredited investors" as defined in Regulation D under the Securities Act.

ITEM 3.02	SALE OF UNREGISTERED SECURITIES.

Purchase and Sale of the Securities.  The Company will issue and sell to the Purchaser, the Series A Preferred Stock shares and Warrants for $5,000,000 in cash, refer to Exhibit 10.1 herein attached for details.

Warrant No.: D – 3 to Purchase 12,000,000 Shares of Common Stock of NetTalk.com. Inc.

The SERIES D - 3 COMMON STOCK PURCHASE WARRANT certifies that, for value received, Vicis Capital Master Fund, is entitled to subscribe for and purchase from Net Talk.com, Inc., up to 12,000,000 shares (Warrant Shares”) of Common Stock, par value $.001 per share, of the Company, refer to Exhibit 10.9 herein attached for details.

The Company is relying on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for the issuance of these securities, which exemption the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the holders of the securities as "accredited investors" as defined in Regulation D under the Securities Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 23, 2010, we filed with the Florida Department of State, the Fourth Amendment to the Articles of Incorporation of Net Talk.com, Inc., a Florida corporation, designating a Series A Convertible Preferred Stock for use in the afore-described transaction, refer to Exhibit 10.10 herein attached for details.

Item 8.01	Other Events.

On February 26, 2010 the Company issued a press release announcing that it has entered into an agreement with an accredited institutional investor, raising up to an additional $5,000,000. Pursuant to the agreement, the Company agreed to issue to the investor shares of its Series A Convertible Preferred Stock and warrants exercisable for shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1.

The preceding is a summary of the terms of the transaction(s) described, and is qualified in its entirety by reference to the actual instruments and agreements, attached hereto as Exhibits 10.1 through 10.10 and 99.1, which are incorporated herein by reference as though they were fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

10.1	Securities Purchase Agreement dated February 24, 2010.

10.2	12% Senior Secured Convertible Debenture dated February 24, 2010, due June 30, 2011.

10.3	12% Senior Secured Convertible Debenture dated February 24, 2010, due July 20, 2011.

10.4	12% Senior Secured Convertible Debenture dated February 24, 2010, due Sept. 25, 2011.

10.5	Amended and Restated Security Agreement dated February 24, 2010.

10.6	Amended and Restated Registration Rights Agreement dated February 24, 2010

10.7	Series D – 1 Common Stock Purchase Warrant.

10.8	Series D – 2 Common Stock Purchase Warrant.

10.9	Series D – 3 Common Stock Purchase Warrant.

10.10	Fourth Amendment to the Articles of Incorporation of Net Talk.com, Inc.

99.1	NETTALK.COM, INC. PROCURES AN ADDITIONAL $5 MILLION; PROCEEDS FROM THE OFERRING TO BE USED FOR CONTINUING EXPANSION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Dated:	March 1, 2010